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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K


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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 2, 2004


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                            MeadWestvaco Corporation
             (Exact name of registrant as specified in its charter)


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          DELAWARE                      001-31215                31-1797999
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)


                One High Ridge Park, Stamford, Connecticut 06905
                    (Address of principal executive offices)

                                 (203) 461-7400
              (Registrant's telephone number, including area code)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/  / Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)


/  / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)


/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                 Section 1- Registrant's Business and Operations


ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


MeadWestvaco Corporation (the "Company") has entered into a credit agreement (the "Facility"), dated as of December 1, 2004 and effective as of December 2, 2004, with The Bank of New York, as Administrative Agent, JPMorgan Chase Bank, National Association and Citibank, N.A., as Syndication Agents, Bank of America, N.A. and Barclays Bank plc, as Documentation Agents, Bank of Tokyo-Mitsubishi Trust Company, ING Capital LLC, UBS AG, Stamford Branch and Wachovia Bank, National Association, as Managing Agents, Commerzbank AG, New York and Grand Cayman Branches, Sumitomo Mitsui Banking Corporation, Suntrust Bank and William Street Commitment Corporation, as Co-Agents, and The Northern Trust Company, The Bank of Nova Scotia and The Royal Bank of Scotland, plc (collectively, the "Lenders") relating to a $1,000,000,000 multicurrency revolving credit facility (the "Facility"). The Facility includes swingline and letter of credit subfacilities. The Facility will be used to back up the Company's commercial paper program and to provide financing and credit support for general corporate purposes.


The Company has had, and from time to time expects to continue to have, various banking and financial advisory relationships with the several Lenders under the Facility.


The Facility provides the terms under which the Lenders will lend funds to and issue letters of credit on behalf of the Company and contains customary representations, warranties, covenants and events of default. The commitments of the several Lenders under the Facility will terminate December 1, 2009, and all loans outstanding at such time will then become due and payable. Various interest rate options are available to the Company under the Facility.


A copy of the Facility is attached as Exhibit 10.1.


ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT


Upon effectiveness of the Facility, the Company terminated each of its existing $500,000,000 364 day credit agreement and $500,000,000 five year credit agreement.




                        Section 2- Financial Information


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT


See Item 1.01.


ITEM 9.01  FINANCIAL  STATEMENTS AND EXHIBITS


Exhibit  Title
Number

  10.1 Credit Agreement dated as of December 1, 2004, with The Bank of New York, as Administrative Agent, JPMorgan Chase Bank, National Association and Citibank, N.A., as Syndication Agents, Bank of America, N.A. and Barclays Bank plc, as Documentation Agents, Bank of Tokyo-Mitsubishi Trust Company, ING Capital LLC, UBS AG, Stamford Branch and Wachovia Bank, National Association, as Managing Agents, Commerzbank AG, New York and Grand Cayman Branches, Sumitomo Mitsui Banking Corporation, Suntrust Bank and William Street Commitment Corporation, as Co-Agents, and The Northern Trust Company, The Bank of Nova Scotia and The Royal Bank of Scotland, plc



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    MEADWESTVACO CORPORATION

                                    By    /s/ Robert E. Birkenholz
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                                         Robert E. Birkenholz
                                         Treasurer

                                         Date: December 6, 2004

                            MEADWESTVACO CORPORATION

                   Exhibit Index to Current Report on Form 8-K



Exhibit 10.1 Credit Agreement, dated as of December 1, 2004, with The Bank of New York, as Administrative Agent, JPMorgan Chase Bank, National Association and Citibank, N.A., as Syndication Agents, Bank of America, N.A. and Barclays Bank plc, as Documentation Agents, Bank of Tokyo-Mitsubishi Trust Company, ING Capital LLC, UBS AG, Stamford Branch and Wachovia Bank, National Association, as Managing Agents, Commerzbank AG, New York and Grand Cayman Branches, Sumitomo Mitsui Banking Corporation, Suntrust Bank and William Street Commitment Corporation, as Co-Agents, and The Northern Trust Company, The Bank of Nova Scotia and The Royal Bank of Scotland, plc